                                                                                                                        January 29, 2013

DREYFUS VARIABLE INVESTMENT FUND:
INTERNATIONAL VALUE PORTFOLIO

Supplement to Summary Prospectus
dated May 1, 2012

The following information supersedes and replaces any contrary information contained in the section of the summary prospectus entitled "Fund Summary – Portfolio Management."

The fund's investment adviser is The Dreyfus Corporation.  Investment decisions for the fund are made by a team of portfolio managers that has managed the fund since June 2011.  The team members are Clifford Smith, the lead portfolio manager, and D. Kirk Henry.  Mr. Smith is a senior portfolio manager at The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation, and director of research on TBCAM's Non-U.S. Value Team.  Mr. Smith has been the fund's lead portfolio manager since January 2013 and a portfolio manager of the fund since September 2002.  Mr. Henry is a senior managing director and senior portfolio manager at TBCAM and has been a portfolio manager of the fund since June 2002.  Both of the portfolio managers are dual employees of The Dreyfus Corporation and TBCAM and they manage the fund in their capacity as employees of The Dreyfus Corporation.